BECKER VALUE EQUITY FUND

                          Supplement to the Prospectus
                                      Dated
                                November 3, 2003

                      Supplement effective November 15, 2004

     The following replaces the second table and example under the section "Fees and Expenses of Investing in the Fund" on page 7 of the Prospectus:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees.......................................................................1.20%
Distribution (12b-1) Fees..............................................................NONE
Other Expenses........................................................................1.71%
Total Annual Fund Operating Expenses (Before Waiver) .................................2.91%
Fee Waiver2...........................................................................1.91%
Net Expenses..........................................................................1.00%

1 A wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee, currently $15, is subject to change.

2 Effective November 15, 2004, the advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.00% of the Fund's average daily net assets for its fiscal year ending October 31, 2005.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR                    3 YEARS

                         $122                        $546

     The following replaces the last sentence in the first paragraph under the section "Management of the Fund" on page 13 of the Prospectus:

     Effective November 15, 2004, the advisor contractually has agreed to waive its fee and reimburse Fund expenses so that the Fund's total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.00% for its fiscal year ending October 31, 2005.